Morgan Stanley Institutional Fund Trust - High
Yield Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased: Hologic Inc. 4.375% due
10/15/2025
Purchase/Trade Date: 10/4/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.107 %
Percentage of Fund's Total Assets: 0.27%
Brokers:  Goldman Sachs  Co. LLC, BofA Merrill
Lynch, J.P. Morgan, MUFG, Citigroup, HSBC DNB
Markets, SMBC Nikko, Morgan Stanley, Wells
Fargo Securities, Fifth Third Securities, Scotiabank,
PNC Capital Markets LLC, TD Securities, Mizuho
Securities, Citizens Capital Markets, KeyBanc
Capital Markets, Janney Montgomery Scott
Purchased from: Goldman Sachs & Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Starwood Property Trust Inc.
4.750% due 3/15/2025
Purchase/Trade Date:	11/27/2017
Offering Price of Shares: $99.249
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.060%
Percentage of Fund's Total Assets: 0.21%
Brokers: J.P. Morgan, Credit Suisse, Barclays, BofA
Merrill Lynch, Citigroup, Deutsche Bank Securities,
Goldman Sachs & Co. LLC, Morgan Stanley, Wells
Fargo Securities
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  PQ Corporation 5.750% due
12/15/2025
Purchase/Trade Date: 11/29/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.075%
Percentage of Fund's Total Assets: 0.15%
Brokers: Citigroup, Credit Suisse, Morgan Stanley,
J.P. Morgan, Jefferies, Goldman Sachs & Co. LLC,
Deutsche Bank Securities, KeyBank Capital Markets
Purchased from: Citigroup Global Markets Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.


Securities Purchased:  Whiting Petroleum
Corporation 6.625% due 1/15/2026
Purchase/Trade Date: 12/12/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.17%
Brokers: J.P. Morgan, BofA Merrill Lynch, Wells
Fargo Securities, Citigoup, SunTrust Robinson
Humphrey, BBVA, Capital One Securities, US
Bancorp, ABN AMRO, CIBC Capital Markets,
ING, KeyBanc Capital Markets, RBC Capital
Markets, Scotiabank, BB&T Capital Markets, BOK
Financial Securities, Inc., Comerica Securities, Fifth
Third Securities, HSBC, Morgan Stanley, Natixis,
Raymond James, Regions Securities LLC, SMBC
Nikko
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.
Securities Purchased:  Susser Petroleum Partners
L.P. (Sunoco) 5.875% due 3/15/2028
Purchase/Trade Date: 1/9/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000.00
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.063%
Percentage of Fund's Total Assets: 0.17%
Brokers: Credit Suisse, Deutsche Bank
Securities, Morgan Stanley, Jefferies
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.

Securities Purchased:  Nabors Industries Inc. 5.75%
due 2/1/2025
Purchase/Trade Date: 1/16/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000.00
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.022%
Percentage of Fund's Total Assets: 0.12%
Brokers: Goldman, Sachs & Co., J.P. Morgan,
Morgan Stanley, Citigroup
Purchased from: Goldman Sachs & Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.


Securities Purchased:  IRB Holding Corp. 6.750%
due 2/15/2026
Purchase/Trade Date: 1/18/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $485,000,000.00
Amount Purchased by Fund: $445,000
Percentage of Offering Purchased by Fund: 0.092%
Percentage of Fund's Total Assets: 0.30%
Brokers: Barclays, BofA Merrill Lynch, Credit
Suisse, Morgan Stanley, Wells Fargo Securities
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.

Securities Purchased:  Apex Tool Group LLC
9.000% due 2/15/2023
Purchase/Trade Date: 2/9/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $325,000,000.00
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.154%
Percentage of Fund's Total Assets: 0.35%
Brokers: Barclays, Citigroup, SunTrust Robinson
Humphrey, Wells Fargo Securities, Fifth Third
Securities, Morgan Stanley, Regions Securities
LLC, US Bancorp
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.


Securities Purchased:  CIT Group Inc. 6.125% due
3/9/2028
Purchase/Trade Date: 3/6/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000.00
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.088%
Percentage of Fund's Total Assets: 0.24%
Brokers: Barclays Capital Inc., Credit Suisse
Securities, Deutsche Bank Securities, Merrill Lynch,
Pierce Fenner & Smith Incorporated, Morgan
Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.

Securities Purchased:  Frontier Communications
Corp. 8.500% due 4/1/2026
Purchase/Trade Date: 3/8/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $1,600,000,000.00
Amount Purchased by Fund: $345,000
Percentage of Offering Purchased by Fund: 0.022%
Percentage of Fund's Total Assets: 0.23%
Brokers: J.P. Morgan Securities LLC, Credit Suisse
Securities, Goldman Sachs & Co. LLC, Morgan
Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSR.